UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2008

Verso Paper Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-148201 (Commission File Number)	75-3217389 (IRS Employer Identification Number)

Verso Paper Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of organization)	333-142283 (Commission File Number)	56-2597634 (IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400 Memphis, Tennessee 38115-4436
(Address, including zip code, of principal executive offices)

(901) 369-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2008, Joshua J. Harris resigned as a director of Verso Paper Corp. (the “Company”) and its subsidiaries effective immediately.  Mr. Harris’ resignation was not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.  On December 31, 2008, the board of directors of the Company filled the vacancy created by Mr. Harris’ resignation by appointing Eric L. Press a director of the Company effective immediately.  Mr. Press will serve as a Class I director for a term expiring at the Company’s annual meeting of stockholders to be held in 2009.  The Company’s press release announcing the resignation of Mr. Harris and the appointment of Mr. Press as a director of the Company is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On December 31, 2008, the employment agreement between Michael A. Jackson, the Company’s President and Chief Executive Officer, and Verso Paper Holdings LLC, a wholly owned subsidiary of the Company (“Verso Holdings”), was amended to provide that Mr. Jackson’s employment arrangement and the payments to Mr. Jackson thereunder either comply with or are exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury regulations and other guidance issued thereunder (“Section 409A”).  The amendment modifies the existing Section 409A provisions of Mr. Jackson’s employment agreement and provides that any compensation or benefit payable to Mr. Jackson thereunder that constitutes non-qualified deferred compensation subject to the requirements of Section 409A (and not subject to any exception) will be delayed for a six-month period following the date of termination of his employment if he is deemed to be a “specified employee” (within the meaning of Section 409A) as of such date.  The amendment does not materially modify or otherwise affect the economic terms of Mr. Jackson’s employment agreement.  The foregoing description of the amendment is qualified in its entirety by reference to the Second Amendment to Employment Agreement dated as of December 31, 2008, between Mr. Jackson and Verso Holdings, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

On December 31, 2008, the confidentiality and non-competition agreements between Verso Holdings and each of Lyle J. Fellows, Michael A. Weinhold, Robert P. Mundy and Peter H. Kesser (the “Employees”), among others, were amended to provide that any payments to the Employees thereunder either comply with or are exempt from Section 409A.  The amendments modify the existing Section 409A provisions of the confidentiality and non-competition agreements and provide that any compensation or benefit payable to an Employee thereunder that constitutes non-qualified deferred compensation subject to the requirements of Section 409A (and not subject to any exception) will be delayed for a six-month period following the date of termination of the Employee’s employment if he is deemed to be a “specified employee” (within the meaning of Section 409A) as of such date.  The foregoing description of the amendments is qualified in its entirety by reference to the respective First Amendments to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Holdings and each Employee, which are filed as Exhibits 10.2-10.5 to this report and are incorporated herein by reference.

The Company previously adopted the Senior Executive Bonus Plan (the “Bonus Plan”) pursuant to which the Company may pay bonuses to key employees of the Company and its subsidiaries selected by the Compensation Committee of the Company’s Board of Directors (the “Committee”).  On December 31, 2008, the Committee approved and adopted the 2009 Long-Term Cash Award Program for Executives (the “Program”) to be effective as of January 1, 2009.  The Program is a performance-based bonus award program under which the Company’s executive officers are eligible to receive cash bonuses under the Bonus Plan with respect to certain performance periods.  Twenty percent (20%) of each participant’s maximum bonus award under the Program will be payable if the Company achieves adjusted EBITDA targets with respect to each of calendar years 2009, 2010 and 2011.  The remaining forty percent (40%) of each participant’s maximum bonus award under the Program will be payable if the Company achieves a cumulative adjusted EBITDA target for the three-year performance-cycle period covering calendar years 2009-2011.  With respect to both the annual bonuses and the cumulative bonus under the Program, bonuses in an amount less than the maximum may be payable to the participants if the Company fails to achieve the maximum adjusted EBITDA target, but does achieve lesser target or threshold levels of adjusted EBITDA, with respect to a given performance period.  The Program is administered by the Committee.  The Committee selected the participants in the Program (including, among others, Michael A. Jackson, Lyle J. Fellows, Michael A. Weinhold, Robert P. Mundy and Peter H. Kesser), established the performance-based formulas for each participant’s award, and will determine whether the performance goals have been met with respect to a given performance period. The foregoing description of the Program is qualified in its entirety by reference to the 2009 Long-Term Cash Award Program for Executives, which is filed as Exhibit 10.6 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Employment Agreement dated as of December 31, 2008, between Mike Jackson and Verso Paper Holdings LLC.

10.2	First Amendment to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Paper Holdings LLC and Lyle J. Fellows.

10.3	First Amendment to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Paper Holdings LLC and Michael A. Weinhold.

10.4	First Amendment to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Paper Holdings LLC and Robert P. Mundy.

10.5	First Amendment to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Paper Holdings LLC and Peter H. Kesser.

10.6	2009 Long-Term Cash Award Program for Executives effective as of January 1, 2009, pursuant to the Verso Paper Corp. Senior Executive Bonus Plan.

99.1	Press release issued by Verso Paper Corp. on December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 31, 2008

VERSO PAPER CORP.

		By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

		By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Employment Agreement dated as of December 31, 2008, between Mike Jackson and Verso Paper Holdings LLC.

10.2	First Amendment to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Paper Holdings LLC and Lyle J. Fellows.

10.3	First Amendment to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Paper Holdings LLC and Michael A. Weinhold.

10.4	First Amendment to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Paper Holdings LLC and Robert P. Mundy.

10.5	First Amendment to Confidentiality and Non-Competition Agreement dated as of December 31, 2008, between Verso Paper Holdings LLC and Peter H. Kesser.

10.6	2009 Long-Term Cash Award Program for Executives effective as of January 1, 2009, pursuant to the Verso Paper Corp. Senior Executive Bonus Plan.

99.1	Press release issued by Verso Paper Corp. on December 31, 2008.